DocuSign Envelope ID: 16A057DF-2ED5-4B88-BF89-6B01C423A1A9

AMENDMENT TO SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Amendment to Settlement Agreement and Mutual Release (the “Am
endment
”) is
made this 19th day of April 2024 , and is entered into between Brett Pezzuto (“Brett”), Christian Pezzuto (“Christian”) (Brett and Christian are collectively, the “Pezzutos” or “Plaintiffs”) and Global Arena Holding, Inc., a Delaware corporation, (“GAHC”) and Global Election Services, Inc., a Delaware corporation, (“GES”) (GAHC and GES are collectively, the “Defendants”) (Brett, Christian, GAHC, and GES are collectively, the “Parties” and each a “Party”).

WHEREAS
,
the Parties entered into a Settlement Agreement and Mutual Release (the “Agreement”) on February 12, 2024; and

WHEREAS,
the Parties now desire to amend the Agreement.

NOW THEREFORE
,
for good and valuable consideration given, including the mutual promises herein contained, the receipt and sufficiency of which are hereby acknowledged, IT IS
HEREBY AGREED AS FOLLOWS:

1.

Paragraphs 4 and 5 under the heading
GES Settlement
 are replaced in their entirety with the below paragraphs:

GES Settlement

4.

As of May 15, 2024, the GES Notes will have an outstanding principal and interest balance of One Hundred Seventy-Eight Thousand Three Hundred Forty-One Dollars ($178,341) (the “GES Notes Sum”) for each Brett and Christian. Attached hereto and incorporated herein as Exhibit C is a letter of direction to convert both Brett and Christian’s GES Notes um into stock of 1329291 B.C. Ltd company (“Shell Stock”) which is doing an acquisition of GES resulting in the reverse takeover of Shell Stock by GES (“Acquisition”) on the Cboe Canada Exchange on or before May 15, 2024.

5.

Defendant GES shall enter into confession of judgment agreements with each Brett and Christian for the principal and interest due and owing on their respective GES Notes through May 15, 2024, which totals the GES Notes Sum to each Brett and Christian.
If, and only if,
the Acquisition does not occur pursuant to Paragraph 4 above, then Brett and Christian or their agents shall have the right to enforce the confession of judgment agreements.
A copy of
the confession of judgment agreements is attached hereto and incorporated herein as Exhibit
D.

2.

All other terms of the Agreement shall remain in full force and effect.

DocuSign Envelope ID: 16A057DF-2ED5-4B88-BF89-6B01C423A1A9

Plaintiffs

DocuSigned by:

By: Brett Pezzuto

147EE57A6D4A4D2...

Brett Pezzuto

DocuSigned by:

By: Christian Pezzuto

E3ED87001EA044D...

Christian Pezzuto

Defendants

Global Arena Holding, Inc.

By: ___________________________

Name: __________________________

Title: ___________________________

Global Election Services, Inc.

By:_____________________________

Name:___________________________

Title:____________________________